                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                                 Royce Value Trust, Inc.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ROYCE VALUE TRUST, INC.

To the Stockholders of
ROYCE VALUE TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ROYCE VALUE TRUST, INC. (the 'Fund') will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York, on Wednesday, June 28, 1995 at 2:30 p.m. (E.T.), for the following purposes:

          1. To elect a board of five directors.

          2. To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for the year ending December 31, 1995.

          3. To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 18, 1995 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

     The Fund's Annual Report to Stockholders for the year ended December 31, 1994 was previously mailed to stockholders, and copies of it are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                                   IMPORTANT

     To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The enclosed Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                                         By order of the Board of Directors

                                         SUSAN I. GRANT,
                                         Secretary

May 22, 1995

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            ROYCE VALUE TRUST, INC.
                          1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                            WEDNESDAY, JUNE 28, 1995

                       ----------------------------------
                                PROXY STATEMENT
                       ----------------------------------

     Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of Proxy for such meeting solicited on behalf of the directors of Royce Value Trust, Inc. (the 'Fund').

     The Proxy may be revoked at any time before it is exercised by written instructions to the Fund or by filing a new Proxy with a later date, and any stockholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy. The shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a stockholder has specified a choice on the Proxy with respect to Proposal 2 in the Notice of Annual Meeting, his or her shares will be voted accordingly. If no directions are given, the stockholder's shares will be voted in favor of such Proposal. Unless authority to vote for all nominees or for an individual nominee pursuant to Proposal 1 is specifically withheld, the Proxy will be voted for the election of all of the persons nominated by the Board of Directors to become directors. The cost of soliciting Proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Quest Advisory Corp. ('Quest'), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable.

     On May 18, 1995, the record date for the meeting, there were 21,835,275 shares of common stock of the Fund outstanding. The stockholders entitled to vote are those of record on that date. Each share is entitled to one vote on each item of business at the meeting.

     The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of common stock as of the record date:

                  NAME AND ADDRESS                            AMOUNT AND NATURE           PERCENTAGE
                      OF OWNER                                  OF OWNERSHIP               OF CLASS
- ----------------------------------------------------  ---------------------------------   ----------
Yale University ....................................  1,832,860  shares  --  Beneficial       8.4%
  451 College Street                                    (sole  voting  and   investment
  P.O. Box 1074 Yale Station                            power)
  New Haven, CT 06520
Depository Trust Company ...........................  19,174,051 shares -- Record            87.8%
  Cede & Co.
  P.O. Box 20 Bowling Green Station
  New York, NY 10274

                     1. ELECTION OF DIRECTORS (PROPOSAL 1).

     At the meeting, it is proposed to elect five directors, each director to hold office until the next Annual Meeting of Stockholders and until his
successor   shall  have  been  elected  and   qualifies.  The  Fund's  Board  of

Directors has nominated the following five persons to become directors of the Fund. Certain information concerning such persons is set forth below. Each of such persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for election as a director. However, if any of such persons become unwilling or unable to serve, the persons named in the accompanying form of Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

                                                               POSITIONS AND             SERVED AS
                     NAME                        AGE       OFFICES WITH THE FUND       DIRECTOR SINCE
- ----------------------------------------------   ---   -----------------------------   --------------
Charles M. Royce..............................   55    Director, President                July 1986
                                                            and Treasurer
Thomas R. Ebright.............................   50    Director                           July 1986
Richard M. Galkin.............................   57    Director                           July 1986
Stephen L. Isaacs.............................   55    Director                           July 1986
David L. Meister..............................   55    Director                           July 1986

     A total of seven meetings of the Board of Directors were held during the year ended December 31, 1994, and each director attended all of such meetings.

     The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister, which is responsible for the selection and nomination of the independent auditors of the Fund and for conducting post-audit reviews of the Fund's financial condition with such auditors. The Audit Committee held one meeting during the year ended December 31, 1994, and each member of the Audit Committee attended the meeting. The Board of Directors does not have any other standing committees.

     There are no family relationships between any of the Fund's directors and officers.

     As of the record date, the Fund's directors beneficially owned the following shares of its common stock:

                                                                                          PERCENTAGE
                          NAME OF DIRECTOR                                  AMOUNT         OF CLASS
- ---------------------------------------------------------------------   --------------    ----------
Charles M. Royce.....................................................   168,361 shares       0.771%
Thomas R. Ebright....................................................    1,010 shares        0.005%
Richard M. Galkin....................................................        None            --
Stephen L. Isaacs....................................................        None            --
David L. Meister.....................................................        None            --

     Each of Messrs. Royce and Ebright has sole voting power and sole investment power as to the shares beneficially owned by him. All directors and officers of the Fund as a group (9 persons) beneficially owned 217,879 shares of the Fund's common stock, constituting 0.998% of the class.

     During the year ended December 31, 1994, Charles M. Royce and Susan I. Grant, Secretary of the Fund, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, with Mr. Royce filing two late reports and Ms. Grant filing one late report.

BUSINESS EXPERIENCE

     Set forth below is certain information as to the principal business experience during the past five years of the Fund's directors:

     Charles M. Royce is the President, Secretary, Treasurer and sole director and sole voting shareholder of Quest, the investment adviser to the Fund. He became affiliated with Quest in June 1972 and has served as its President and Treasurer since November 1972. Mr. Royce also manages two private investment partnerships through Quest Management Company ('QMC'), a registered investment adviser, of which he is the managing general partner.

     Thomas R. Ebright has been a Vice President of Quest since September 1981. He has also been President, Treasurer, a director and principal shareholder of Royce, Ebright & Associates, Inc., investment adviser to a series of The Royce Fund, since June 1994. He was a general partner of QMC and its predecessor until June 1994. Mr. Ebright is also a director of Atlantic Pro Sports, Inc. and of the Strasburg Rail Road Co. since March 1993 and was the President and principal owner of Baltimore Professional Hockey, Inc. until May 1993.

     Richard M. Galkin is a private investor and the President of Richard M. Galkin Associates, Inc., telecommunications consultants.

     Stephen L. Isaacs is an attorney, Director of the Columbia University Development Law and Policy Program, a Professor at Columbia University and President of Stephen L. Isaacs Associates, consultants. He was counsel to Kaplan & Kilsheimer from January 1988 to February 1991.

     David L. Meister is a consultant in the communications industry. He was an executive officer of Digital Planet Inc. from April 1991 to December 1992, a consultant to the communications and television industry from August 1990 to April 1991 and Executive Vice President of Infotechnology, Inc. from December 1986 to July 1990.

     Mr. Royce is also President and Treasurer of Royce OTC Micro-Cap Fund, Inc. ('OTCM'), Pennsylvania Mutual Fund ('PMF') and The Royce Fund ('TRF'), registered management investment companies. Messrs. Royce, Ebright, Galkin, Isaacs and Meister are also directors/trustees of OTCM and PMF, and Messrs. Royce, Galkin, Isaacs and Meister are also trustees of TRF. Mr. Ebright is also President and Treasurer and Mr. Royce is also the sole shareholder and director and the Secretary of Quest Distributors, Inc. ('QDI'), the distributor of TRF's shares.

     Messrs. Royce and Ebright  are 'interested persons'  within the meaning  of
Section 2(a)(19) of the Investment Company Act of 1940.

REMUNERATION OF DIRECTORS AND OFFICERS

     Set forth below is the compensation paid by the Fund and the three other registered investment companies comprising The Royce Funds to each director for the year ended December 31, 1994.

                                                                 AGGREGATE        TOTAL COMPENSATION
                                                             COMPENSATION FROM    FROM THE FUND AND
                         DIRECTOR                                THE FUND         OTHER ROYCE FUNDS
- ----------------------------------------------------------   -----------------    ------------------
Charles M. Royce..........................................        --                   --
Thomas R. Ebright.........................................        --                   --
Richard M. Galkin.........................................        $17,000              $ 60,000
Stephen L. Isaacs.........................................         17,000                60,000
David L. Meister..........................................         17,000                60,000

     The Fund paid $25,202 cash remuneration to all officers of the Fund as a group for the year ended December 31, 1994.

     Each of the Fund's non-affiliated directors receives a base fee of $10,000 per year plus $1,000 for each meeting of the Board of Directors attended. No director of the Fund received remuneration for services as a director for the year ended December 31, 1994 in addition to or in lieu of such standard arrangements.

VOTE REQUIRED

     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's common stock entitled to vote who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the meeting, who serve as Inspectors and Judges of Election at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

                        2. RATIFICATION OR REJECTION OF
           SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (PROPOSAL 2).

     At the meeting, the stockholders will be asked to ratify the selection by the Board of Directors, including a majority of such directors who are not 'interested persons' (as such term is defined in the Investment Company Act of 1940), of Ernst & Young LLP, independent public accountants, to serve as the Fund's auditors for the year ending December 31, 1995.

     The Board's selection of Ernst & Young LLP was based on considerations of administrative convenience and cost efficiency and did not involve any dispute with Coopers & Lybrand L.L.P. or a decision by Coopers & Lybrand L.L.P. not to stand for re-election as auditors. The report of Coopers & Lybrand L.L.P. on the financial statements of the Fund as of December 31, 1994 and for the two years then ended did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     Ernst & Young LLP has informed the Fund that neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Fund except as auditors and independent public accountants. Coopers & Lybrand L.L.P. served as the Fund's independent public accountants since the Fund's inception. Representatives of Ernst & Young LLP and Coopers & Lybrand L.L.P. are not expected to be present at the meeting, but have been given an opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

VOTE REQUIRED

     The ratification of the selection of Ernst & Young LLP as the independent public accountants of the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                               3. OTHER BUSINESS.

     Management knows of no business to be brought before the meeting other than Proposals 1 and 2 in the Notice of Annual Meeting. If other matters do come before the meeting, it is intended that the shares represented by Proxies will be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the Proxies.

                             ADDITIONAL INFORMATION

     Quest Advisory Corp., located at 1414 Avenue of the Americas, New York, New York 10019, serves as the Fund's investment adviser.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Fund's 1996 Annual Meeting of Stockholders must be received by the Fund by January 31, 1996, for inclusion in the Fund's Proxy Statement and form of Proxy relating to that meeting.

          PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE
                      ACCOMPANYING POSTAGE-PAID ENVELOPE.

May 22, 1995

                                   APPENDIX 1
                                   PROXY CARD

PROXY                       ROYCE VALUE TRUST, INC.                        PROXY
                          1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Stephen L. Issacs and Charles M. Royce, or either of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all the shares of the Fund held of record by the undersigned on May 18, 1995, at the Annual Meeting of Stockholders to be held on June 28, 1995, or at any adjournment thereof.

   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.

Please sign exactly as name appears on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
- -------------------------------------      -------------------------------------

- -------------------------------------      -------------------------------------

- -------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                            For    Withhold    For All    2. PROPOSAL TO RATIFY       For    Against     Abstain
1. ELECTION OF DIRECTORS                       Except        SELECTION OF ERNST &     [ ]       [ ]         [ ]
(Page 1)                    [ ]       [ ]         [ ]        YOUNG LLP AS INDEPEN-
                                                             DENT PUBLIC
                                                             ACCOUNTANTS.
                                                             (Page 4)
                                                          3. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
CHARLES M. ROYCE, THOMAS R. EBRIGHT, RICHARD M. GALKIN,      BUSINESS AS MAY COME BEFORE THE MEETING.
         STEPHEN L. ISSACS, AND DAVID L. MEISTER
If you do not wish your shares voted for a particular     This Proxy when properly executed will be voted in the
 nominee, mark the 'For All Except' box and strike a      manner directed by the undersigned stockholder. If no
 line through the nominee(s)' name. Your shares will      direction is made, this Proxy will be voted for
 be voted for the remaining nominee(s).                   Proposals 1 and 2.

Please be sure to sign and date this Proxy.   Date           Mark box at the right if comments or address changes
                                                             have been noted on the reverse.                     [ ]

Shareholder sign here ______ Co-owner sign here ____         RECORD DATE SHARES:
